UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2022

BJ'S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

(714) 500-2400

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2022, BJ’s Restaurants, Inc., a California corporation (the “Registrant” or the “Company”), announced its financial results for the fourth quarter and fiscal year ended December 28, 2021. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Item 2.02 and Exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On February 15, 2022, Lon Ledwith, Executive Vice President of Operations of BJ's Restaurants, Inc. notified the Company that he has decided to retire after over 18 years of service to the Company. The effective date of his retirement is expected to be in May 2022.

(c)  Upon Mr. Ledwith’s retirement, Christopher P. Pinsak will assume the principal operating officer responsibilities for the Company.  Mr. Pinsak, age 57, has served as the Company’s Senior Vice President of Operations since January 2019. Previously he served as the Senior Regional Vice President from November 2004 to December 2018. Mr. Prior to joining the Company, Mr. Pinsak served as the Director of Operations for Wood Ranch BBQ from November 2000 to October 2004. From July 1987 to October 2000, Mr. Pinsak was employed by Brinker International, Inc., where his last position was Regional Area Director of the Chili’s Grill & Bar concept.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.
(Registrant)

Date: February 17, 2022	By:	/s/ GREGORY S. LEVIN
Gregory S. Levin
Chief Executive Officer & President

Date: February 17, 2022	By:	/s/ THOMAS A. HOUDEK
Thomas A. Houdek
Senior Vice President and Chief Financial Officer (Principal Financial Officer)